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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549




                                   Form 8-K



                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      September 23, 1994
                                                 -----------------------------

                              Acme Metals Incorporated
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            (Exact name of registrant as specified in its charter)




           Delaware                0-14727               36-3802419
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 (State or other jurisdiction     (Commission            (IRS Employer
 of incorporation)                File Number)           Identification No.)



         13500 South Perry Avenue, Riverdale, Illinois     60627-1182
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           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code   (708) 849-2500
                                                  ----------------------------




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       (Former name or former address, if changed since last report)

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Item 5. Other Events.

    On September 23, 1994, Acme Metals Incorporated entered into an agreement to sell 375,000 shares of common stock ("Shares") at a price of $24.00 per share to Raytheon Engineers & Constructors, Inc. This sale closed on October 7, 1994.

    The Shares have not been registered under the Securities Act of 1993 as amended or under the laws of any state of the United States and may not be offered or sold absent registration or an applicable exemption from registration.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACME METALS INCORPORATED
                               ----------------------------------------
                               (Registrant)




                                          /s/ Edward P. Weber, Jr.
Date:  October 21, 1994        By:
                                  -------------------------------------
                                  Edward P. Weber, Jr.
                                  Vice President, General Counsel and
                                  Secretary